UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 28, 2001


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                        000-11023                 43-1250566
(State or  Other Jurisdiction         (Commission               (IRS Employer
   of Incorporation)                   File Number)          Identification No.)


104 Armour Road, North  Kansas City, MO                                 64116
(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (816) 303-4500

5.   Other Events.

     On November 28, 2001, the Registrant sold 180,376 shares of its common stock, par value $1.00 per share, at a price of $10.00 per share, solely to accredited investors (as such term is defined in Rule 501 of Regulation D) pursuant to a private placement in accordance with Rule 506 of Regulation D. Each investor executed a subscription agreement pursuant to which each investor represented and warranted that such investor met the requirements of an accredited investor. The shares sold pursuant to the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. A list of the investors and number of shares purchased in the private placement is attached in Appendix A.

     The Registrant used a portion of the proceeds to fund the previously reported acquisition of Barrington Hills Apartments, a 232-unit apartment complex located in Little Rock, Arkansas. The Registrant intends to use the remainder of the proceeds, less legal and administrative fees related to the private placement, to fund capital improvements, dividends and other potential future acquisitions.

     Four subscribers who purchased an aggregate of 52,496 shares obtained part of the funds used to purchase these shares from proceeds of loans made to them by Sunset Realty Plaza Partners, L.P.. The loans are evidenced by promissory notes, due in November 2006, bearing interest at a rate of eight percent per annum, secured by 49,996 shares of the Registrant. Sunset Realty Plaza Partners, L.P. is an entity in which David L. Johnson and his wife own all of the equity interests. David L. Johnson is Chairman of the Board, Chief Executive Officer and a trustee of the Registrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXUS REALTY TRUST, INC.

Date: December 11, 2001                 By: /s/ Daniel W. Pishny
                                                Daniel W. Pishny
                                                President

                                   APPENDIX A

                                LIST OF INVESTORS

                                                           NUMBER OF
NAME OF SUBSCRIBER                                       HARES ACQUIRED

Jose L. & Denise K. Evans, JTWROS                           20,000

Monte G. McDowell Trust dated January
20, 2000                                                    10,000

22 Holdings LLC                                              1,440

John A. Lippman                                              3,000

Don Weidenweber                                              1,400

R.E. McDowell &                                             10,000
E. June McDowell JTWROS

Joseph W. Angel                                              1,440

Jayhawk Institutional Partners, LP                          10,000

Fred Anthony                                                20,000

Warren J. Rosenfield                                         1,800

Michael E. Menashe                                           3,500

Ellen Lippman                                                1,800

Traci Menashe                                                3,500

Danley K. Sheldon                                           20,000

Randy Swope                                                  5,000

Timothy S. Webster, Trustee                                 15,000
Timothy S. Webster Revocable Trust
formed 1999

David French                                                10,000

Patrick Terrell                                             10,000
Susan Terrell JTWROS

James G. Adams                                              20,000

Julie R.  Hart                                              10,000

Lori Bultmann                                                2,496

                                                    TOTAL  180,376